Employee benefit expense	12 Months Ended
Dec. 31, 2025
Classes of employee benefits expense [abstract]
Employee benefit expense
5.7 Employee benefit expense
Employee benefit expenses include the following:

	Year ended December 31,
in € thousand	2025	2024	2023
Salaries	67,801	63,313	55,793
Social security contributions	19,319	16,300	14,359
Share-based compensation expense	9,571	8,710	6,276
Training and education	597	1,582	1,292
Other employee benefits	1,669	1,833	1,553
TOTAL EMPLOYEE BENEFIT EXPENSE	98,957	91,739	79,273
For the year ended December 31, 2025 employee benefit expenses increased by €7.2 million compared to the year ended December 31, 2024. This was primarily driven by leaving indemnity payments, which rose by €4.3 million and related to social contributions which increased by €2.8 million compared to prior year. These increases mainly resulted from the closure of the Nantes site in France. The overall rise in employee benefit expenses was partially offset by reduced costs for seminars and conferences, reflecting efficiencies achieved through the Company’s improvement program, which delivered process optimizations and costs savings compared to the prior year.
In the year ended December 31, 2025, the social security contributions included an expense of €1.4 million (December 31, 2024: income of €1.6 million, December 31, 2023: income of €1.6 million) resulting from the increase of the provision of employer contribution charges on share-based payment programs due to the increase in the share price.
During 2025, the Group had an average of 694 employees (2024: 695 employees, 2023: 684 employees).